UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2023

FedEx Corporation

(Exact name of registrant as specified in its charter)

Commission File Number 1-15829

Delaware	62-1721435
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

942 South Shady Grove Road, Memphis, Tennessee	38120
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (901) 818-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.10 per share	FDX	New York Stock Exchange
0.450% Notes due 2025	FDX 25A	New York Stock Exchange
1.625% Notes due 2027	FDX 27	New York Stock Exchange
0.450% Notes due 2029	FDX 29A	New York Stock Exchange
1.300% Notes due 2031	FDX 31	New York Stock Exchange
0.950% Notes due 2033	FDX 33	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)	FedEx’s annual meeting of stockholders was held on September 21, 2023.

(b)	The stockholders took the following actions at the annual meeting:

Proposal 1: The stockholders elected thirteen directors, each of whom will hold office until the annual meeting of stockholders to be held in 2024 and until his or her successor is duly elected and qualified. Each director received more votes cast “for” than votes cast “against” his or her election. The tabulation of votes with respect to each nominee for director was as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Marvin R. Ellison	182,784,553	8,054,735	208,166	26,632,007
Stephen E. Gorman	186,429,213	4,327,658	290,583	26,632,007
Susan Patricia Griffith	185,831,327	5,041,661	174,466	26,632,007
Amy B. Lane	187,189,655	3,573,484	284,315	26,632,007
R. Brad Martin	180,819,409	10,046,767	181,278	26,632,007
Nancy A. Norton	187,558,861	3,211,341	277,252	26,632,007
Frederick P. Perpall	185,689,321	5,041,564	316,569	26,632,007
Joshua Cooper Ramo	182,607,258	8,264,089	176,107	26,632,007
Susan C. Schwab	181,700,130	9,173,158	174,166	26,632,007
Frederick W. Smith	179,586,974	11,308,133	152,347	26,632,007
David P. Steiner	176,679,180	14,193,911	174,363	26,632,007
Rajesh Subramaniam	185,578,973	5,244,062	224,419	26,632,007
Paul S. Walsh	177,928,780	12,942,620	176,054	26,632,007

Proposal 2: The compensation of FedEx’s named executive officers was approved, on an advisory basis, by stockholders. The tabulation of votes on this matter was as follows:

•	171,439,767 votes for (89.7% of the voted shares)

•	19,226,240 votes against (10.1% of the voted shares)

•	381,447 abstentions (0.2% of the voted shares)

•	26,632,007 broker non-votes

Proposal 3: An annual advisory vote on executive compensation was approved, on an advisory basis, by stockholders. The tabulation of votes on this matter was as follows:

•	187,769,772 votes for every year (98.3% of the voted shares)

•	265,332 votes for every two years (0.1% of the voted shares)

•	2,814,875 votes for every three years (1.5% of the voted shares)

•	197,475 abstentions (0.1% of the voted shares)

•	26,632,007 broker non-votes

Proposal 4: The Audit and Finance Committee’s designation of Ernst & Young LLP as FedEx’s independent registered public accounting firm for the fiscal year ending May 31, 2024 was ratified by stockholders. The tabulation of votes on this matter was as follows:

•	206,232,840 votes for (94.7% of the voted shares)

•	11,246,231 votes against (5.2% of the voted shares)

•	200,390 abstentions (0.1% of the voted shares)

•	There were no broker non-votes for this item.

Proposal 5: A stockholder proposal requesting amendment to clawback policy for unearned pay for each Section 16 officer was not approved by stockholders. The tabulation of votes on this matter was as follows:

•	50,287,279 votes for (26.3% of the voted shares)

•	139,919,153 votes against (73.2% of the voted shares)

•	841,022 abstentions (0.5% of the voted shares)

•	26,632,007 broker non-votes

Proposal 6: A stockholder proposal requesting a “Just Transition” report was not approved by stockholders. The tabulation of votes on this matter was as follows:

•	56,762,786 votes for (29.7% of the voted shares)

•	130,948,562 votes against (68.5% of the voted shares)

•	3,336,106 abstentions (1.8% of the voted shares)

•	26,632,007 broker non-votes

Proposal 7: A stockholder proposal requesting paid sick leave disclosure was not approved by stockholders. The tabulation of votes on this matter was as follows:

•	20,114,622 votes for (10.5% of the voted shares)

•	169,437,767 votes against (88.7% of the voted shares)

•	1,495,065 abstentions (0.8% of the voted shares)

•	26,632,007 broker non-votes

Proposal 8: A stockholder proposal requesting a report on assessing systemic climate risk from retirement plan options was not approved by stockholders. The tabulation of votes on this matter was as follows:

•	14,418,583 votes for (7.6% of the voted shares)

•	167,593,628 votes against (87.7% of the voted shares)

•	9,035,243 abstentions (4.7% of the voted shares)

•	26,632,007 broker non-votes

SECTION 8. OTHER EVENTS.

Item 8.01.	Other Events.

Attached as Exhibit 99.1 and incorporated herein by reference is a copy of FedEx Corporation’s (“FedEx”) updated compensation arrangements with outside directors. Attached as Exhibit 10.1 and incorporated herein by reference is a form of restricted stock unit agreement for non-management members of FedEx’s Board of Directors pursuant to the FedEx 2019 Omnibus Stock Incentive Plan, as amended.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Form of Restricted Stock Unit Agreement for Non-Management Directors pursuant to the 2019 Omnibus Stock Incentive Plan.

99.1	Compensation Arrangements with Outside Directors.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FedEx Corporation

Date: September 22, 2023	By:	/s/ Mark R. Allen
Mark R. Allen
Executive Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	Form of Restricted Stock Unit Agreement for Non-Management Directors pursuant to the 2019 Omnibus Stock Incentive Plan.

99.1	Compensation Arrangements with Outside Directors.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

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